                                                                   EXHIBIT 99.23

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-WMC2
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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $752,333,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                                  MAY 17, 2005

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-WMC2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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
                                                                  1              2              3             4              5
                                SCENARIO                  ------------- -------------- -------------- --------------  -------------
--------------------------------------- -----------------  Arm (40 CPR);  Arm (55 CPR);  Arm (30 CPR); Arm (55 CPR);  Arm (55 CPR);
                                  SPEED           PRICING  Fix (23 HEP)   Fix (35 HEP)   Fix (15 HEP)  Fix (15 HEP)   Fix (35 HEP)
                                  RATES                   Forward + 200  Forward + 200  Forward + 200  Forward +300   Forward -100
                               TRIGGERS                        Fail           Fail           Fail           Fail          Fail
                           CLEANUP CALL                    To Maturity    To Maturity    To Maturity    To Maturity   To Maturity
                    DEFAULT P&I ADVANCE                    100% Advance   100% Advance   100% Advance   100% Advance  100% Advance
                       DEFAULT SEVERITY                        60%            60%            60%            60%           60%
                   DEFAULT RECOVERY LAG            Months   12 months      12 months      12 months      12 months     12 months
                        DEFAULT BALANCE                      Current        Current        Current        Current       Current
                        CPR = CDR + CRR  Capped at prepay    Balance        Balance        Balance        Balance       Balance
                              CPR = CRR      PSA standard   CPR = CRR      CPR = CRR      CPR = CRR      CPR = CRR     CPR = CRR
--------------------------------------- ----------------- ------------- -------------- -------------- --------------  -------------
                INITIAL
       RATINGS     BOND            SUB-
CLASS    M/S       SIZE      ORDINATION
----- --------  ------- ---------------
A     Aaa/AAA     79.30           20.70 CDR
                                        CummLosses
M1    Aa1/AA+      3.50           17.20 CDR
                                        CummLosses
M2    Aa2/AA       3.10           14.10 CDR
                                        CummLosses
M3    Aa3/AA       1.95           12.15 CDR                       12.766         17.009         10.604        13.471         19.536
                                        WAL                        8.800          5.880         12.020         9.510          5.690
                                        Mod Durn                   6.471          4.760          7.995         6.473          5.103
                                        Total Collat Loss 110,925,329.23 101,225,689.80 124,993,412.90 98,880,814.52 113,721,220.32
                                        (Collat Maturity)       (14.21%)       (12.97%)       (16.02%)      (12.67%)       (14.57%)
M4    A1/AA-       1.75           10.40 CDR                       10.953         14.407          9.254        11.194         16.871
                                        WAL                        9.400          6.280         12.780        10.640          6.080
                                        Mod Durn                   6.737          4.992          8.239         6.925          5.380
                                        Total Collat Loss  97,868,681.02  87,774,247.75 112,429,068.40 85,297,794.64 100,517,389.67
                                        (Collat Maturity)       (12.54%)       (11.25%)       (14.41%)      (10.93%)       (12.88%)
M5    A2/A+        1.65            8.75 CDR
                                        CummLosses
M6    A3/A         1.60            7.15 CDR
                                        CummLosses
B1    Baa1/A-      1.30            5.85 CDR                        6.584          8.094          6.002         5.938         10.385
                                        WAL                       11.130          7.470         14.740        13.810          7.230
                                        Mod Durn                   7.299          5.557          8.610         7.890          6.078
                                        Total Collat Loss  63,179,845.16  52,381,225.62  78,755,491.10 49,842,596.50  65,702,796.83
                                        (Collat Maturity)        (8.10%)        (6.71%)       (10.09%)       (6.39%)        (8.42%)
B2    Baa2/BBB+    1.25            4.60 CDR
                                        CummLosses
B3    Baa3/BBB     1.00            3.60 CDR                        4.568          5.193          4.467         3.765          7.348
                                        WAL                       12.360          8.350         15.860        15.410          8.050
                                        Mod Durn                   7.519          5.859          8.590         8.185          6.457
                                        Total Collat Loss  45,396,171.68  34,615,629.77  60,918,396.73 33,057,559.80  47,903,336.58
                                        (Collat Maturity)        (5.82%)        (4.44%)        (7.81%)       (4.24%)        (6.14%)
B4    Ba1/BBB-     1.00            2.60 CDR
                                        CummLosses
                     --            2.60 CDR                           --             --             --            --             --
                                        CummLosses
OC                 2.60              --                               --             --             --            --             --